UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2015 (March 4, 2015)

Global Cash Access Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32622	20-0723270
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

7250 S. Tenaya Way, Suite 100
Las Vegas, Nevada	89113
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 833-7110

(Former name or former address if changed since last
report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.08 Shareholder Director Nominations.

On March 4, 2015, the Board of Directors of Global Cash Access Holdings, Inc. (the “Company”) set June 25, 2015 as the date of the Company’s annual meeting of shareholders (the “2015 Annual Meeting”) and the close of business on May 1, 2015 as the record date for determining the shareholders entitled to receive notice of and entitled to vote at the 2015 Annual Meeting. The time and location of the 2015 Annual Meeting will be as set forth in the Company’s proxy statement for the 2015 Annual Meeting.

Since the date of the 2015 Annual Meeting has been changed by more than 30 days from the year anniversary of the Company’s 2014 annual meeting, the deadline for stockholder nominations or proposals for consideration at the 2015 Annual Meeting set forth in the Company’s 2014 proxy statement no longer applies and a new deadline has been set for submission of proposals by shareholders intended to be included in the Company’s 2015 proxy statement and form of proxy. Shareholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2015 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must ensure that such proposal is received by the Company’s Corporate Secretary at Global Cash Access Holdings, Inc., Attn: Corporate Secretary, 7250 S. Tenaya Way, Suite 100, Las Vegas, NV 89113 on or before April 25, 2015, which the Company has determined is a reasonable time before it expects to begin to print and send its proxy materials. Any such proposal must also meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the proxy materials for the 2015 Annual Meeting. The April 25, 2015 deadline will also apply in determining whether notice of a shareholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c) of the Exchange Act.

In addition, in accordance with the requirements contained in the Company’s Amended and Restated Bylaws, shareholders who wish to bring business before the 2015 Annual Meeting outside of Rule 14a-8 of the Exchange Act or to nominate a person for election as a director must ensure that written notice of such proposal (including all of the information specified in the Company’s Amended and Restated Bylaws) is received by the Company’s Corporate Secretary at the address specified above no later than the close of business on April 25, 2015. Any such proposal must meet the requirements set forth in the Company’s Amended and Restated Bylaws in order to be brought before the 2015 Annual Meeting.

Item 8.01  Other Events.

The disclosure in Item 5.08 above is incorporated by reference into this Item 8.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL CASH ACCESS HOLDINGS, INC.

Date: March 5, 2015

By:	/s/ Juliet A. Lim
Juliet A. Lim
Executive Vice President, Payments and General Counsel